Segment information	6 Months Ended
Jun. 30, 2026
Operating Segments [Abstract]
Segment information	Segment informationThe Company reports segment information based on internal reports used by the chief operating decision maker (“CODM”) to make operating and resource allocation decisions and to assess performance. The CODM is the Chief Executive Officer. The CODM makes decisions and assesses performance of the Company on a consolidated basis such that the Company is a single reportable operating segment.
The following tables present details on revenues derived in the following geographical locations for the three and six months ended June 30, 2026 and 2025.

	Three months ended June 30,		Six months ended June 30,
	2026	2025	2026	2025
	$	$	$	$
North America
Canada	3,450	3,438	6,860	6,528
United States	46,183	41,634	89,586	82,294
Rest of World	19,017	15,660	37,824	29,206
	68,650	60,732	134,270	118,028